EXHIBIT 99.2

                      Home Products International, Inc.
                            4501 West 47th Street
                           Chicago, Illinois 60632





 Securities and Exchange Commission
 450 Fifth Street, N.W.
 Washington, D.C. 20549


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Quarterly Report of Home Products International, Inc. (the "Company") on Form 10-Q for the period ended June 29, 2002 as filed with the Securities and Exchange Commission on August 13, 2002, I, James E. Winslow, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


 /s/ JAMES E. WINSLOW
 James E. Winslow
 Executive Vice President and Chief Financial Officer
 August 13, 2002